================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 25, 2000

                                -----------------


                               CENTEX CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                1-6776                                          75-0778259
        (Commission File Number)                      (IRS Employer Identification No.)


             2728 N. HARWOOD, DALLAS, TEXAS                      75201
         (Address of principal executive offices)              (Zip code)


                                 (214) 981-5000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)


================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------

99.1                       Press Release dated October 25, 2000.

ITEM 9.  REGULATION FD DISCLOSURE.

         On October 25, 2000, Centex Corporation, a Nevada corporation (the "Corporation"), announced its second quarter net earnings for the quarter ended September 30, 2000. A copy of the Corporation's press release announcing these financial results, which is attached as Exhibit 99.1 hereto and incorporated by reference, is being furnished under this Item 9 in accordance with the provisions of Regulation FD (17 CFR Sections 243.100 et seq.).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTEX CORPORATION


                                       By:      /s/ Raymond G. Smerge
                                          ---------------------------
                                            Name:   Raymond G. Smerge
                                            Title:  Executive Vice President,
                                                    Chief Legal Officer and
                                                    Secretary

Date: October 25, 2000.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
99.1                       Press Release dated October 25, 2000.